SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2000

                                  TALK.COM INC.
               (Exact Name of Registrant as Specified in Charter)

                  DELAWARE                                    000-26728                 23-2827736
<    (State or Other Jurisdiction of Incorporation) (Commission File Number) (I.R.S.Employer Identification No.)

                                  TALK.COM INC.

                           12020 SUNRISE VALLEY DRIVE

                             RESTON, VIRGINIA 20191
          (Address of Principal Executive Offices, Including Zip Code)

                                 (703) 391-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

         (a) Previous Independent Accountants

         (i) On September 8, 2000, Talk.com Inc. (the "Company") released the firm of BDO Seidman, LLP, as the independent public accountants of the Company.

         (ii) The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and by the whole Board of Directors of the Company.

         (iii) The reports of BDO Seidman, LLP on the financial statements of the Company for each of the past two fiscal years, ended December 31, 1998 and 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iv) In connection with the audits of the Company's financial statements for the Company's two most recent fiscal years and through September 8, 2000, the Company has had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such years.

         (v) During the Company's two most recent fiscal years and through September 8, 2000, there were no "reportable events" to describe as specified in
Item 304(a)(1)(v) of Regulation S-K.

         (vi) The Company has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of the letter from BDO Seidman, LLP, dated September 8, 2000, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         (b)  Engagement of New Independent Accountants

         (i)   Effective  as  of  September   8,  2000,   the  Company   engaged
PricewaterhouseCoopers LLP as its independent public accountants for the fiscal year ending December 31, 2000, to audit the Company's financial statements.

         (ii) During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of PricewaterhouseCoopers LLP, neither the Company nor anyone on behalf of the Company consulted with PricewaterhouseCoopers LLP on any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that

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PricewaterhouseCoopers  LLP concluded was an important factor  considered by the
Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as specified in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No.     Description
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16.1            Letter of BDO  Seidman,  LLP dated  September  8,  2000,  to the
                Securities and Exchange Commission


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TALK.COM INC.

Date: September 13, 2000                 By: /s/ Aloysius T. Lawn, IV
                                            ------------------------
                                            Name: Aloysius T. Lawn, IV
                                            Title: Executive Vice President -
                                            General Counsel and Secretary
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EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

16.1 Letter of BDO Seidman, LLP dated September 8, 2000, to the Securities and Exchange Commission